SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        SEPTEMBER 28,1999
                                                --------------------------------

                       TRAVEL SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

       000-29298                                           52-2030324
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(Commission File Number)                       (IRS Employer Identification No.)
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                             220 CONGRESS PARK DRIVE
                           DELRAY BEACH, FLORIDA 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code          (561) 266-0860
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS.

             Travel Services, International, Inc. (the "COMPANY") announced in a press release dated September 28, 1999, the appointment of Timothy Coleman as Senior Vice President of Technology and Operations, and the appointment of Malcolm Bybee as Director of Internet Marketing and Development. The Company also announced in a press release dated October 11, 1999, that Patrick Doyle has joined the Company as Senior Vice President and Chief Financial Officer, replacing Jill Vales who held the position since July 1997.

             The above descriptions are elaborated more extensively, and are qualified in their entireties by reference to the Company's Press Releases attached as Exhibit 99.1 and Exhibit 99.2 hereto, which Exhibits are incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

      EXHIBIT
      NUMBER                          DESCRIPTION
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       99.1          Press release, dated September 28, 1999, announcing the
                     appointment of Timothy Coleman as Senior Vice President of Technology and Operations of the Company, and the appointment of Malcolm Bybee as Director of Internet Marketing and Development of the Company.

       99.2 Press release, dated October 11, 1999, announcing that Patrick Doyle has joined the Company as its new Chief Financial Officer.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TRAVEL SERVICES
                                                 INTERNATIONAL, INC.

Dated: October 12, 1999                         By: /s/ Suzanne B. Bell
                                                    ----------------------------
                                                     Suzanne B. Bell
                                                     Senior Vice President

                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                          DESCRIPTION
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       99.1          Press release, dated September 28, 1999, announcing the
                     appointment of Timothy Coleman as Senior Vice President of Technology and Operations of the Company, and the appointment of Malcolm Bybee as Director of Internet Marketing and Development of the Company.

       99.2 Press release, dated October 11, 1999, announcing that Patrick Doyle has joined the Company as its new Chief Financial Officer.
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